UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14a INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☑  Preliminary Proxy Statement

☐  Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e) (2)

☐  Definitive Proxy Statement

☐  Definitive Additional Materials

☐  Soliciting Material Pursuant to §240.14a-12

SACHEM CAPITAL CORP.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑  No fee required.

☐  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:

(2)  Aggregate number of securities to which transaction applies:

(3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)  Proposed maximum aggregate value of transaction:

(5)  Total fee paid:

☐  Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount Previously Paid:

(2)  Form, Schedule or Registration Statement No.:

(3)  Filing Party:

(4)  Date Filed:

SACHEM CAPITAL CORP.

698 Main Street

Branford, CT 06405

Notice of Annual Meeting of Shareholders

To be held on [____ , _____ , ] 2019

[_____ , ] 2019

To our Shareholders:

You are invited to attend the 2019 Annual Meeting of Shareholders of Sachem Capital Corp. at [____ AM/PM], Eastern Daylight Saving Time, on [____ , _____ , ] 2019, at [________________].

The Notice of Meeting and Proxy Statement on the following pages describe the matters to be presented at the meeting.

It is important that your shares be represented at this meeting to ensure the presence of a quorum. Whether or not you plan to attend the meeting, we hope that you will have your shares represented by signing, dating and returning your proxy in the enclosed envelope, which requires no postage if mailed in the United States, as soon as possible. Your shares will be voted in accordance with the instructions you have given in your proxy.

Thank you for your continued support.

Sincerely,

John L. Villano, CPA
Chairman

SACHEM CAPITAL CORP.

698 Main Street

Branford, CT 06405

Notice of Annual Meeting of Shareholders

To be held on [____ , _____ , ] 2019

__________________

The 2019 Annual Meeting of Shareholders of Sachem Capital Corp. (the “Company”) will be held at [______________], on [____ , _____ , ] 2019 at [___ AM/PM], Eastern Daylight Saving Time, for the purpose of considering and acting upon the following:

1.	To elect five (5) Directors to serve until the next annual meeting of shareholders and until their respective successors have been duly elected and qualified.

2.	To amend the Company’s Certificate of Incorporation to increase the number of authorized common shares, par value $.001 per share (“Common Shares”), from 50,000,000 to 100,000,000.

3.	To approve on an advisory basis, the appointment of Hoberman & Lesser, LLP as the Company’s independent auditors for the fiscal year ending December 31, 2019.

4.	To transact such other business as may properly come before the meeting and any adjournment or adjournments thereof.

Holders of Common Shares of record at the close of business on August 21, 2019 are entitled to notice of and to vote at the meeting, or any adjournment or adjournments thereof. A complete list of such shareholders will be available for examination by any shareholder at the meeting. The meeting may be adjourned from time to time without notice other than by announcement at the meeting.

By order of the Board of Directors

John L. Villano, CPA
Chairman and Co-Chief Executive Officer

Branford, Connecticut

[____], 2019

IMPORTANT:	IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING REGARDLESS OF THE NUMBER OF SHARES YOU HOLD. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE. THE PROMPT RETURN OF PROXIES WILL ENSURE A QUORUM AND SAVE THE COMPANY THE EXPENSE OF FURTHER SOLICITATION. EACH PROXY GRANTED MAY BE REVOKED BY THE SHAREHOLDER APPOINTING SUCH PROXY AT ANY TIME BEFORE IT IS VOTED. IF YOU RECEIVE MORE THAN ONE PROXY CARD BECAUSE YOUR SHARES ARE REGISTERED IN DIFFERENT NAMES OR ADDRESSES, EACH SUCH PROXY CARD SHOULD BE SIGNED AND RETURNED TO ENSURE THAT ALL OF YOUR SHARES WILL BE VOTED.

We appreciate your giving this matter your prompt attention.

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS

FOR THE SHAREHOLDER MEETING TO BE HELD ON [______ ,] 2019

The Proxy Materials for the Annual Meeting, including the Annual Report and the Proxy Statement are also available at http:// www.envisionreports.com/SACH

SACHEM CAPITAL CORP.

698 Main Street

Branford, CT 06405

___________________

PRELIMINARY PROXY STATEMENT

_________________

FOR ANNUAL MEETING OF SHAREHOLDERS

To be held on [____ , _____ , ] 2019

Proxies in the form enclosed with this Proxy Statement are being solicited by the Board of Directors (the “Board”) of Sachem Capital Corp. (the “Company,” “we,” “us,” “our,” or any derivative thereof) to be used at the 2019 Annual Meeting of Shareholders (the “Annual Meeting”) to be held at [______________], on [____ , _____ , ] 2019 at [___ AM/PM], Eastern Daylight Saving Time, for the purposes set forth in the Notice of Meeting and this Proxy Statement. The Company’s principal executive offices are located at 698 Main Street, Branford, Connecticut 06405. The approximate date on which this Proxy Statement, the accompanying proxy and Annual Report for the year ended December 31, 2018 will be mailed to shareholders is [_____], 2019.

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS

FOR THE SHAREHOLDER MEETING TO BE HELD ON [_______], 2019

The Proxy Materials for the Annual Meeting, including the Annual Report and the Proxy Statement are also available at http:// www.envisionreports.com/SACH

THE VOTING AND VOTE REQUIRED

Record Date and Quorum

Only shareholders of record at the close of business on August 21, 2019 (the “Record Date”), are entitled to notice of and to vote at the Annual Meeting. On the Record Date, we had [_____] common shares, par value $.001 per share (“Common Shares”) outstanding. Each Common Share is entitled to one vote. Common Shares represented by each properly executed, unrevoked proxy received in time for the Annual Meeting will be voted as specified. Common Shares were our only voting securities outstanding on the Record Date. A quorum will be present at the Annual Meeting if shareholders owning a majority of the Common Shares outstanding on the Record Date are present at the meeting in person or by proxy.

Voting of Proxies

The persons acting as proxies (the “Proxyholders”) pursuant to the enclosed proxy will vote the Common Shares represented as directed in the signed proxy. Unless otherwise directed in the proxy, the Proxyholders will vote the shares represented by the proxy: (i) for the election of the director nominees named in this Proxy Statement; (ii) for the approval of the amendment to the Company’s Certificate of Incorporation, as amended, to increase the number of authorized Common Shares from 50,000,000 to 100,000,000 shares (“Charter Amendment”); (iii) for the advisory approval of the appointment of Hoberman & Lesser, LLP as the Company’s independent auditors for the year ending December 31, 2019 (“Approval of Auditors“); and (iv) in their discretion, on any other business that may come before the Annual Meeting and any adjournments of the Annual Meeting.

All votes will be tabulated by the inspector of election appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes (see below). All shares represented by valid proxies will be voted in accordance with the instructions contained therein. A proxy may be revoked by the shareholder giving the proxy at any time before it is voted, by written notice addressed to and received by the Secretary of the Company or Secretary of the Annual Meeting, and a prior proxy is automatically revoked by a shareholder giving a subsequent proxy or attending and voting at the Annual Meeting. Attendance at the Annual Meeting, however, in and of itself does not revoke a prior proxy. Shares represented by proxies which are marked “WITHHOLD AUTHORITY” or “ABSTAIN” will be counted for quorum purposes.

Broker Non-Votes

A broker non-vote occurs when shares held by a broker are not voted with respect to a particular proposal because the broker does not have discretionary authority to vote on the matter and has not received voting instructions from its clients (“broker non-votes”). If your broker holds your shares in its name and you do not instruct your broker how to vote, your broker will only have discretion to vote your shares on "routine" matters. Where a proposal is not "routine," a broker who has not received instructions from its clients does not have discretion to vote its clients' uninstructed shares on that proposal. At the Annual Meeting, only the Approval of Auditors (Proposal No. 3) is considered a routine matter. All other proposals are considered "non-routine," and your broker will not have discretion to vote on those proposals. Broker non-votes will be counted towards determining whether or not a quorum is present.

Voting Requirements

Election of Directors. The election of the five (5) director nominees will require a plurality of the votes cast at the Annual Meeting. Election by a plurality means that the director nominee with the most votes for a particular Board seat is elected for that seat. Shares represented by proxies marked “WITHHOLD AUTHORITY” and “broker non-votes” will be deemed not to have been cast and will have no effect on the outcome of the vote.

Approval of Charter Amendment. Approval of the proposed Charter Amendment requires the affirmative vote of a majority of all outstanding Common Shares. Shares represented by proxies marked “ABSTAIN” and broker non-votes on will be treated the same as a vote AGAINST.

Advisory Approval of the Appointment of Independent Auditors. The affirmative vote of a majority of the votes cast on the matter by shareholders entitled to vote at the Annual Meeting is required to approve the appointment of Hoberman & Lesser, LLP as the Company’s independent auditors for the fiscal year ending December 31, 2019 on an advisory basis. Shares represented by proxies marked “ABSTAIN” will not be treated as a vote “for” or “against” the matter and, thus will have no effect on the outcome of the vote.

Proposal No. 1

ELECTION OF DIRECTORS

Five (5) directors are to be elected at the Annual Meeting. All directors hold office until the next annual meeting of shareholders and until their respective successors are duly elected and qualified.

It is intended that votes pursuant to the enclosed proxy will be cast for the election of the five nominees named below. In the event that any such nominee should become unable or unwilling to serve as a director, the proxy will vote for the election of an alternate candidate, if any, as shall be designated by the Board. The Board has no reason to believe these nominees will be unable to serve if elected. Each nominee has consented to being named in this Proxy Statement and to serve if elected. All five nominees are currently members of the Board. There are no family relationships among any of the executive officers or directors of the Company except that John Villano and Jeffrey Villano are brothers.

Our director nominees and their respective ages as of the Record Date are as follows:

Name	Age	Position

John L. Villano	59	Chairman of the Board, Co-Chief Executive Officer, Chief Financial Officer and Secretary
Jeffrey C. Villano	54	President, Co-Chief Executive Officer, Treasurer and Director
Leslie Bernhard (1)(2)	75	Director
Arthur Goldberg (1)(3)	80	Director
Brian Prinz (1)(4)	66	Director

(1)	Member of the Audit, Compensation and Nominating and Corporate Governance Committees.
(2)	Chair of the Compensation Committee.
(3)	Chair of the Audit Committee.
(4)	Chair of the Nominating and Corporate Governance Committee.

Set forth below is a brief description of the background and business experience of our executive officers and directors:

John L. Villano, is our Chairman, Co-Chief Executive Officer, Chief Financial Officer and Secretary. He is also a founder of Sachem Capital Partners, LLC (“SCP”), the Company’s predecessor, and a founder, member and manager of JJV, LLC (“JJV”) the manager of SCP, since their inception in December 2010. Mr. Villano is a certified public accountant and has also been engaged in the private practice of accounting and auditing for almost 30 years. He became a full-time employee and a director of Sachem Capital Corp. as of February 8, 2017. His responsibilities include overseeing all aspects of our business operations, including loan origination and servicing, investor relations, brand development and business development. He is also responsible for all our accounting and financial matters. Mr. Villano is the brother of our other co-chief executive officer, Jeffrey C. Villano. Mr. Villano holds a Bachelors’ Degree in Accounting from the University of Rhode Island in 1982. We believe that Mr. Villano’s experience in managing our business since inception and his professional background as a certified public accountant make him an important part of our management team and make him a worthy candidate to serve on the Board.

Jeffrey C. Villano, is our Co-Chief Executive Officer, President and Treasurer. He is also a founder of SCP and a founder, member and manager of JJV, since their inception in December 2010. He became a full-time employee and director of Sachem Capital Corp. as of February 8, 2017. His responsibilities include overseeing all aspects of our business operations, including loan origination and servicing, investor relations, brand development and business development. Mr. Villano is the brother of our other co-chief executive officer, John L. Villano. Mr. Villano received an Associates’ Degree from Eastern Connecticut State University in 1985. We believe that Mr. Villano’s knowledge of the Connecticut real estate market and his experience in underwriting, structuring and managing real estate loans in general and his experience managing our business since inception make him well-qualified to serve as a member of the Board.

Leslie Bernhard became a member of the Board as of February 9, 2017. She has served as the non-executive chairman of the board of Milestone Scientific Inc. (NYSE American: MLSS), a developer and manufacturer of medical and dental devices, since October 2009, and an independent director of Milestone since May 2003. She also served as interim chief executive officer of Milestone from October 2017 to December 2017. From 2007 through September 2018, Ms. Bernhard also served as an independent director of Universal Power Group, Inc., a global supplier of power solutions (“UPG”), and since September 2018, she has been serving as a consultant to UPG. In 1986 she co-founded AdStar, Inc., an electronic ad intake service to the newspaper industry, and served as its president, chief executive officer and executive director until 2012. Ms. Bernhard holds a BS Degree in Education from St. John’s University. We believe that Ms. Bernhard’s experience as an entrepreneur and her service as a director of other public corporations will enable her to make an important contribution to the Board.

Arthur Goldberg became a member of the Board as of February 9, 2017. He has been a private accounting and business consultant since April 2012. From March 2011 through June 2015 he served as a director of Sport Haley Holdings, Inc., a manufacturer and distributor of sportswear and furniture. From January 2008 through March 2013, he served as a member of the board of directors of SED International Holdings, Inc. (OTC: SEDN), a distributor of consumer electronics. From January 2008 through March 2012, he served as the chief financial officer of Clear Skies Solar, Inc., an installer of solar panels. Mr. Goldberg has held senior executive positions, including chief financial officer and chief operating officer, and served as a director at a number of public companies. From January 2008 through June 2008, he served as the chief financial officer of Milestone Scientific, Inc. (NYSE American: MLSS), a medical device company. From June 1999 through April 2005, Mr. Goldberg was a partner with Tatum CFO Partners, LLP which provided interim CFO staffing services for public and private companies. Mr. Goldberg is an attorney and a certified public accountant and holds a B.B.A. degree from the City College of New York, an M.B.A. from the University of Chicago and J.D. and LL.M. degrees from the New York University School of Law. Mr. Goldberg was selected as a director because of his experience as the senior executive, operations and financial officer of a number of public companies and because of his background in law and accounting. We believe that his background and experience will provide the Board with a perspective on corporate finance matters. Given his financial experience, the Board has also determined that Mr. Goldberg qualifies as the Audit Committee financial expert, pursuant to Item 407(d)(5) of Regulation S-K promulgated by the SEC.

Brian Prinz became a member of the Board as of February 9, 2017. Since 1976, Mr. Prinz has been employed by Current, Inc., a leading manufacturer of laminated products including sheeting, tubes, rods, spacers and standoffs, as well as electrical grade laminates, a variety of carbon fiber products and other industrial products, which are used in various industries including construction, recreation, energy exploration and defense. Since 2011, Mr. Prinz has served as president and chief financial officer of Current, Inc. Mr. Prinz graduated from Bryant College with a B.A. in 1976. We believe that Mr. Prinz’s general business background and experience as well as his financial expertise make him well qualified to serve as a member of the Board.

The Board recommends a vote FOR the election of each director nominee and Proxies that are signed and returned will be so voted

unless otherwise instructed.

*              *              *              *              *

EXECUTIVE OFFICERS

The following table identifies our current executive officers:

Name	Age	Capacity in Which Served	In Current Position Since
John L. Villano (1)	59	Chairman of the Board, Co-Chief Executive Officer, Chief Financial Officer and Secretary	2017
Jeffrey C. Villano (1)	54	President, Co-Chief Executive Officer, Treasurer and Director	2017

 (1) Biographical information is provided above.

Code of Ethics

The Board has adopted a written Code of Ethics that applies to all directors, officers and employees of the Company and is available on our website, which is located at www.sachemcapitalcorp.com. In addition, we intend to post on our website all disclosures that are required by law or the NYSE American LLC (the “NYSE American”) listing standards concerning any amendments to, or waivers from, any provision of our Code of Ethics.

Director Independence and Committees of the Board

The current members of the Board are John L. Villano, Jeffrey C. Villano, Leslie Bernhard, Arthur Goldberg and Brian Prinz. The Board has determined, in accordance with the NYSE American LLC Company Guide, that: (i) Ms. Bernhard and Messrs. Goldberg and Prinz are independent and represent a majority of its members; and (ii) Ms. Bernhard and Messrs. Goldberg and Prinz, as the members of the Audit Committee, the Nominating and Corporate Governance and Compensation Committee, are independent for such purposes. In determining director independence, the Board applies the independence standards set by NYSE American. In applying these standards, the Board considers all transactions with the independent directors and the impact of such transactions, if any, on any of the independent directors’ ability to continue to serve on the Board.

We have three standing committees: an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. Each committee is made up entirely of independent directors as defined under the NYSE American LLC Company Guide. Mr. Goldberg is the chairman of the Audit Committee and qualifies as the “audit committee financial expert” pursuant to Item 407(d)(5) of Regulations S-K; Ms. Bernhard is the chairman of the Compensation Committee; and Mr. Prinz is the chairman of the Nominating and Corporate Governance Committee.

Audit Committee.   The Audit Committee oversees our accounting and financial reporting processes, internal systems of accounting and financial controls, relationships with auditors and audits of financial statements. Specifically, the Audit Committee’s responsibilities include the following:

•    selecting, hiring and terminating our independent auditors;

•    evaluating the qualifications, independence and performance of our independent auditors;

•    approving the audit and non-audit services to be performed by the independent auditors;

•    reviewing the design, implementation and adequacy and effectiveness of our internal controls and critical policies;

•    overseeing and monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to our financial statements and other accounting matters;

•    with management and our independent auditors, reviewing any earnings announcements and other public announcements regarding our results of operations; and

•    preparing the report that the SEC requires in our annual Proxy Statement.

Compensation Committee.   The Compensation Committee assists the Board in determining the compensation of our officers and directors. The Compensation Committee is comprised entirely of directors who satisfy the standards of independence applicable to Compensation Committee members established under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”) and Section 16(b) of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”). Specific responsibilities include the following:

•   approving the compensation and benefits of our executive officers;

•   reviewing the performance objectives and actual performance of our officers; and

•   administering our stock option and other equity and incentive compensation plans.

Nominating and Corporate Governance Committee.   The Nominating and Corporate Governance committee assists the Board by identifying and recommending individuals qualified to become members of the Board. Specific responsibilities include the following:

•   evaluating the composition, size and governance of the Board and its committees and making recommendations regarding future planning and the appointment of directors to our committees;

•   establishing a policy for considering shareholder nominees to the Board;

•   reviewing our corporate governance principles and making recommendations to the Board regarding possible changes; and

•   reviewing and monitoring compliance with our Code of Ethics and insider trading policy.

During fiscal year 2018, the Board held 10 meetings, the Audit Committee held four (4) meetings, the Compensation Committee held two (2) meetings and the Nominating and Corporate Governance Committee held one (1) meeting. Copies of the Committee charters are available on our website at www.sachemcapitalcorp.com.

All directors attended or participated in at least 75% of the aggregate number of meetings of the Board and of the Board’s committees on which each applicable director served.

It is the Company's policy that directors are encouraged to attend the Annual Meeting.

Audit Committee Report

The Audit Committee oversees our financial reporting process on behalf of the Board. The Audit Committee consists of three (3) members of the Board who meet the independence and experience requirements of NYSE American and the SEC.

The Audit Committee retains our independent registered public accounting firm and approves in advance all permissible non-audit services performed by them and other auditing firms. Although management has the primary responsibility for the financial statements and the reporting process including the systems of internal control, the Audit Committee consults with management and our independent registered public accounting firm regarding the preparation of financial statements, the adoption and disclosure of our critical accounting estimates and generally oversees our relationship with our independent registered public accounting firm.

The Audit Committee has reviewed the Sachem Capital Corp. (“Sachem”) audited financial statements for the year ended December 31, 2018 and met with management to discuss such audited financial statements. The Audit Committee has discussed with Hoberman & Lesser, LLP (“H&L”), Sachem’s independent accountants, the matters required to be discussed pursuant to applicable auditing standards. The Audit Committee has received the written disclosures and the letter from H&L required by the Public Company Accountant Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence and has discussed with H&L its independence from us and our management. H&L had full and free access to the Audit Committee. Based on its review and discussions, the Audit Committee has recommended to the Board that Sachem’s audited financial statements for the year ended December 31, 2018 be included in Sachem’s Annual Report on Form 10-K for the year then ended for filing with the SEC.

AUDITCOMMITTEE:

Arthur Goldberg, Chairman
Leslie Bernhard
Brian Prinz

The above Audit Committee report is not deemed to be “soliciting material,” and is not “filed” with the SEC.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee is responsible for nominating director candidates for the annual meeting of shareholders each year and will consider director candidates recommended by shareholders. In considering candidates submitted by shareholders, the Nominating and Corporate Governance Committee will take into consideration the needs of the Board and the qualifications of the candidate. The Nominating and Corporate Governance Committee may also take into consideration the number of shares held by the recommending shareholder and the length of time that such shares have been held. To have a candidate considered by the Nominating and Corporate Governance Committee, a shareholder must submit the recommendation in writing and must include the following information: (i) the name of the shareholder and evidence of the person's ownership of Company stock, (including the number of shares owned and the length of time of ownership); (ii) the name of the candidate; (iii) the candidate's resume or a listing of his or her qualifications to be a director of the Company; and (iv) the person's consent to be named as a director if selected by the Nominating and Corporate Governance Committee and nominated by the Board.

The information described above must be sent to the Company’s Chief Financial Officer at 698 Main Street, Branford, Connecticut 06405, on a timely basis in order to be considered by the Nominating and Corporate Governance Committee, within the time periods set forth in the “Shareholder Proposals” section below.

The Nominating and Corporate Governance Committee may also receive suggestions from current Company directors, executive officers or other sources, which may be either unsolicited or in response to requests from the Nominating and Corporate Governance Committee for such candidates. The Nominating and Corporate Governance Committee also, from time to time, may engage firms that specialize in identifying director candidates.

Once a person has been identified by the Nominating and Corporate Governance Committee as a potential candidate, the Nominating and Corporate Governance Committee may collect and review publicly available information regarding the person to assess whether the person should be considered further. If the Nominating and Corporate Governance Committee determines that the candidate warrants further consideration, the Chairman or another member of the Nominating and Corporate Governance Committee may contact the person. Generally, if the person expresses a willingness to be considered and to serve on the Board, the Nominating and Corporate Governance Committee may request information from the candidate, review the person's accomplishments and qualifications and may conduct one or more interviews with the candidate. The Nominating and Corporate Governance Committee may consider all such information in light of information regarding any other candidates that the Nominating and Corporate Governance Committee might be evaluating for membership on the Board. In certain instances, the Nominating and Corporate Governance Committee members may contact one or more references provided by the candidate or may contact other members of the business community or other persons that may have greater first-hand knowledge of the candidate's accomplishments. The Nominating and Corporate Governance Committee's evaluation process does not vary based on whether or not a candidate is recommended by a shareholder, although, as stated above, the Board may take into consideration the number of shares held by the recommending shareholder and the length of time that such shares have been held.

Disclosure of Director Qualifications

The Board, acting through the Nominating and Corporate Governance Committee, is responsible for assembling for shareholder consideration a group of nominees that, taken together, have the experience, qualifications, attributes, and skills appropriate for functioning effectively as a board of directors.

The Nominating and Corporate Governance Committee believes that the minimum qualifications for service as a director are that a nominee possess an ability, as demonstrated by recognized success in his or her business or professional field, to make meaningful contributions to the Board's oversight of the business and affairs of the Company as well as and a reputation of integrity and competence in his or her personal and professional activities. Specifically, the Nominating and Corporate Governance Committee's criteria for evaluating potential candidates include the following: (i) an understanding of the Company's business, the markets in which it operates and culture; (ii) the possession of such knowledge, skills, expertise and diversity of experience that would enhance the Board's ability to manage and direct the affairs and business of the Company; (iii) certain personal characteristics, including integrity, competence, suitable professional training and experience, record of achievement, a reputation for collegiality and a history of constructive contribution to collective endeavors; and (iv) the ability and commitment to devote sufficient time and energy to serve on the Board. Finally, the Nominating and Corporate Governance Committee seeks to include on the Board a complementary mix of individuals with diverse backgrounds, skills, experiences and perspectives that reflect the values of the community in which the Company operates and that will enable the Company to fully and properly serve its clients and the surrounding communities as well as address the business and social challenges that could arise in the course of the Company’s business activities.

Board Leadership Structure

John L. Villano has served as Chairman and Co-Chief Executive Officer since taking office in February 2017.  Our By-Laws give the Board the flexibility to determine whether the roles of Chairman and Co-Chief Executive Officer should be held by the same person or by two separate individuals.  Our Nominating and Corporate Governance Committee evaluates our leadership structure and determines the most appropriate structure based upon its assessment of the Company’s needs, strategy and long-term goals.  The Board also considers specific circumstances that may arise from time to time as well as social and cultural issues that may arise in the course of the Company’s business.  At this time, the Board has determined that having John L. Villano serve as both the Chairman and Co-Chief Executive Officer is in the best interest of our shareholders.  The Board believes this structure makes the best use of Mr. Villano’s extensive knowledge of our business, financial requirements, personnel, strategic initiatives and industry. It also fosters real-time communication between management and the Board.

The Board’s Oversight of Risk Management

The Board recognizes that all companies face a variety of risks, including credit risk, liquidity risk, strategic risk, and operational risk. The Board believes an effective risk management system will (1) timely identify the material risks that we face, (2) communicate necessary information with respect to material risks to senior executives and, as appropriate, to the Board or relevant Board committee, (3) implement appropriate and responsive risk management strategies consistent with our risk profile, and (4) integrate risk management into our decision-making.  The Board encourages, and management promotes, a corporate culture that incorporates risk management into our corporate strategy and day-to-day business operations. The Board also continually works, with the input of management, to assess and analyze the most likely areas of future risk to which we may be vulnerable.

Communications with Directors

The Board has established a process to receive communications from shareholders. Shareholders and other interested parties may contact any member (or all members) of the Board, or the non-management directors as a group, any Board committee or any chair of any such committee by mail or electronically. To communicate with the Board, any individual director or any group or committee of directors, correspondence should be addressed to the Board or any such individual directors or group or committee of directors by either name or title. All such correspondence should be sent to Sachem Capital Corp., 698 Main Street, Branford, Connecticut 06405, Attention: Secretary.

All communications received as set forth in the preceding paragraph will be opened by the Secretary of the Company for the sole purpose of determining whether the contents represent a message to our directors. Any contents that are not in the nature of advertising, promotions of a product or service, patently offensive material or matters deemed inappropriate for the Board will be forwarded promptly to the addressee. In the case of communications to the Board or any group or committee of directors, the Secretary will make sufficient copies of the contents to send to each director who is a member of the group or committee to which the envelope or e-mail is addressed.

COMPENSATION OF DIRECTORS

Our non-employee director compensation plan, as amended and effective on July 1, 2018 (the “Director Plan”), provides as follows:

•	each non-employee director will receive cash compensation at a rate of $15,000 per year, which amount shall be paid in equal quarterly installments of $3,750 on the first day of each calendar quarter (i.e., January 1, April 1, July 1, and October 1);

•	the chairman of the Audit Committee will receive additional cash compensation of $5,000 per year, payable in equal quarterly installments of $1,250 no later than the third (3rd) business day of each calendar quarter;

•	each chairman of the Compensation Committee and the Nominating and Corporate Governance Committee will receive additional cash compensation of $2,500 per year, payable in equal quarterly installments of $625 no later than the third (3rd) business day of each calendar quarter; and

•	each non-employee director will receive a grant of $2,500 of our Common Shares on the date he or she is re-elected to serve on the Board.

John L. Villano and Jeffrey C. Villano, who are executive officers as well as directors, do not receive compensation in connection with their positions as members of the Board.

The following table provides compensation information for the year ended December 31, 2018 for each of the Independent Directors.

Name	Fees Earned or Paid in Cash ($) (1)	Stock Awards($) (2)	Total ($)
Leslie Bernhard	$15,625	$12,530	$28,155
Arthur Goldberg	$18,125	$12,530	$30,655
Brian Prinz	$14,375	$12,530	$26,905

(1)	Includes cash compensation of $3,125 per quarter in the first and second quarters and $3,750 per quarter in the third and fourth quarters plus fees paid in each director’s capacity as the chair of the one of the Board’s standing committees.
(2)	Represents the aggregate fair market value, determined in accordance with FASB ASC Topic 718, of 7,628 Common Shares issued in 2018 to each director.

Executive Compensation

The following Summary Compensation Table sets forth all compensation earned by or paid to the Company’s Co-Chief Executive Officers (the “Named Executives”), in all capacities, during the years ended December 31, 2018 and 2017:

Summary Compensation Table

		Salary		Bonus	Total
Name and Principal Position	Year	($)		($)	($)
John L. Villano	2018	$310,500	(1)	-	$310,500
Chairman of the Board, Co-Chief Executive Officer, Chief Financial Officer and Secretary	2017	$230,000	(2)	-	$230,000

Jeffrey C. Villano	2018	$310,500	(1)	-	$310,500
President, Co-Chief Executive Officer, Treasurer and Director	2017	$230,000	(2)	-	$230,000

(1)	Effective on April 1, 2018, the Compensation Committee approved an increase of the base salary to $360,000 per annum. Salary does not include $24,500 of contributions to the Company’s 401(k) Plan in 2018.
(2)	Based on a base salary of $260,000 per annum commencing February 9, 2017, the date we commenced operations.

Employment Agreements

We have entered into employment agreements with each of John L. Villano and Jeffrey C. Villano which were effective as of February 9, 2017. The material terms of the employment agreements are as follows:

•	John L. Villano serves as our co-chief executive officer, chief financial officer and secretary and Jeffrey C. Villano serves as our co-chief executive officer, president and treasurer.

•	The term of employment is five years, which commenced on February 9, 2017, unless terminated earlier pursuant to the terms of the agreement. The termination date will be extended one year on each anniversary date of the agreement unless either party to the agreement provides written notice at least 180 days before the next anniversary date that it is electing not to renew the agreement, in which case the agreement will terminate at the end of the fourth year from the next anniversary date.

•	Base compensation of $260,000 per annum which amount may be increased in the discretion of the Compensation Committee, in its sole and absolute discretion. Effective as of April 1, 2018, the Compensation Committee approved an increase to each of John L. Villano’s and Jeffrey C. Villano’s base compensation to $360,000 per annum.

•	Incentive compensation in such amount as shall be determined by the Compensation Committee in its sole and absolute discretion, based on our achievement of the financial performance goals set by the Board.

•	Incentive compensation for certain capital transactions in such amount as shall be determined by the Compensation Committee in its sole and absolute discretion.

•	The right to participate in all retirement, pension, deferred compensation, insurance and other benefit plans adopted and maintained by us for the benefit of employees and be entitled to additional compensation in an amount equal to the cost of any such benefit plan or program if he chooses not to participate.

•	Indemnification to the full extent permitted by law against and for any claims, liabilities, losses, expenses and costs incurred that relate to any acts or omission taken in his capacity as an officer or director.

•	We have the right to terminate the employment agreement at any time with or without cause and for death or disability (as defined in the employment agreement). See below for the payments due upon a termination.

•	Two-year non-competition provision if we terminate the employment agreement for cause.

•	In the event any payment to the employee is subject to an excise tax under the Code, we will pay the employee an additional amount equal to the amount of the excise tax and any other taxes (whether in the nature of excise taxes or income taxes) due with respect to such payment.

Termination and Change of Control Arrangement

Each employment agreement provides that we may terminate the executive’s employment at any time with or without cause. It also provides that employment will terminate upon the death or disability of the executive. If we terminate the executive’s employment for cause, we will only be liable for his base salary and benefits through the date of termination. In addition, the executive will not forfeit any rights to payments, options or benefits that have vested or have been earned or to which he is entitled as of the date of termination. If we terminate the executive’s employment without cause or the agreement terminates because of the death or disability of the executive or the executive terminates for Good Reason (as defined in the employment agreement), the executive is also entitled to receive: (i) a lump sum payment equal to 48 times his monthly salary on the date of termination; (ii) any deferred compensation or accrued vacation pay; (iii) continuation for a 12-month period after termination of health and welfare and long-term disability benefits; and (iv) a pro rata share of any incentive compensation and any other compensation or benefits to which he would have been entitled had he not been wrongfully terminated.

Good Reason includes a “change in control” with respect to us. A “change in control” means: (1) if we merge into another corporation and, as a result of such merger, our shareholders immediately prior to such merger own less than 50% of the surviving corporation; (2) we sell, lease or otherwise dispose of all or substantially all of our assets; (3) the acquisition of beneficial ownership, directly or indirectly, of our Common Shares or any other securities having voting rights that we may issue in the future, rights to acquire our voting securities (including, without limitation, securities that are convertible into voting securities and rights, options warrants and other agreements or arrangements to acquire such voting securities) by any person, corporation or other entity or group thereof acting jointly, in such amount or amounts as would permit such person, corporation or other entity or group thereof acting jointly to elect a majority of the members of the Board, as then constituted; or (4) the acquisition of beneficial ownership, directly or indirectly, of voting securities and rights to acquire voting securities having voting power equal to 40% percent or more of the combined voting power of our then outstanding voting securities by any person, corporation or other entity or group thereof acting jointly unless such acquisition is expressly approved by resolution of the Board passed upon affirmative vote of not less than a majority of the Board and adopted at a meeting of the Board held not later than the date of the next regularly scheduled or special meeting held following the date we obtain actual knowledge of such acquisition (which approval may be limited in purpose and effect solely to affecting the rights of the executive under his employment agreement). Notwithstanding the preceding sentence, any transaction that involves a mere change in identity form or place of organization within the meaning of Section 368(a)(1)(F) of the Code, or a transaction of similar effect, will not constitute a “change in control.”

Outstanding Equity Awards at December 31, 2018

None.

Equity Compensation Plan Information

On October 27, 2016, we adopted the 2016 Equity Compensation Plan, (the “Plan”), the purpose of which is to align the interests of our officers, other employees, advisors and consultants or any subsidiary, if any, with those of our shareholders and to afford an incentive to such officers, employees, consultants and advisors to continue as such, to increase their efforts on our behalf and to promote the success of our business. The basis of participation in the Plan is upon discretionary grants of awards by the Board. The Plan is administered by the Compensation Committee. The maximum number of Common Shares reserved for the grant of awards under the Plan is 1,500,000, subject to adjustment as provided in Section 5 of the Plan. Approximately fourteen individuals are eligible to participate in the Plan including, our two executive officers, nine other employees and three independent directors.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)
Equity compensation plans approved by security holders	0	Not applicable	1,477,116
Total	0	Not applicable	1,477,116

During the fiscal year ended December 31, 2018, we granted an aggregate of 22,884 restricted Common Shares under the Plan.

Types and Terms of Awards

Awards under the Plan may take the form of stock options (either incentive stock options or non-qualified stock options) or restricted shares. Subject to restrictions that are set forth in the Plan, the Compensation Committee will have complete and absolute authority to set the terms, conditions and provisions of each award, including the size of the award, the exercise or base price, the vesting and exercisability schedule (including provisions regarding acceleration of vesting and exercisability) and termination and forfeiture provisions.

The Compensation Committee is subject to the following specific restrictions regarding the types and terms of awards:

•	The exercise price for a stock option may not be less than 100% of the fair market value of the stock on the date of grant.

•	No award may be granted after the expiration of the Plan (more than ten years after the Plan adoption date).

No stock option can be “repriced” without the consent of the shareholders and of the option holder if the effect would be to reduce the exercise price per share.

Amendment and Termination of the Plan

The Plan expires on the tenth anniversary of the date of its adoption by the Board. Prior to the expiration date, the Board may at any time, and from time to time, suspend or terminate the Plan in whole or in part or amend it from time to time; provided, however, that unless otherwise determined by the Board, an amendment that requires shareholder approval in order for the Plan to continue to comply with Section 162(m) of the Code or any other law, regulation or stock exchange requirement shall not be effective unless approved by the requisite vote of shareholders. Notwithstanding the foregoing, no amendment to or termination of the Plan shall affect adversely any of the rights of any grantee under any outstanding award granted under the Plan without such grantee’s consent.

Exercise Price of an Option Granted Under the Plan

The exercise price of an option granted under the Plan may be no less than the fair market value of a Common Share on the date of grant, unless, with respect to nonqualified stock options that are not intended as incentive stock options within the meaning of Section 422 of the Code from time to time, otherwise determined by the Compensation Committee. However, incentive stock options granted to a ten percent shareholder must be priced at no less than 110% of the fair market value of our Common Shares on the date of grant and their term may not exceed five years. All options granted under the Plan are for a term of no longer than ten years unless otherwise determined by the Compensation Committee. The Compensation Committee also determines the exercise schedule of each option grant.

Federal Income Tax Consequences

The following is a summary of the effect of federal income taxation upon the recipients and us with respect to the shares under the Plan and does not purport to be complete.

Non-qualified Stock Options.   The grant of non-qualified stock options will have no immediate tax consequences to us or the grantee. The exercise of a non-qualified stock option will require a grantee to include in his gross income the amount by which the fair market value of the acquired shares on the exercise date (or the date on which any substantial risk of forfeiture lapses) exceeds the option price. Upon a subsequent sale or taxable exchange of the shares acquired upon exercise of a non-qualified stock option, a grantee will recognize long or short-term capital gain or loss equal to the difference between the amount realized on the sale and the tax basis of such shares. We will be entitled (provided applicable withholding requirements are met) to a deduction for Federal income tax purposes at the same time and in the same amount as the grantee is in receipt of income in connection with the exercise of a non-qualified stock option.

Incentive Stock Options.   The grant of an incentive stock option will have no immediate tax consequences to us or our employee. If the employee exercises an incentive stock option and does not dispose of the acquired shares within two years after the grant of the incentive stock option nor within one year after the date of the transfer of such shares to him (a “disqualifying disposition”), he will realize no compensation income and any gain or loss that he realizes on a subsequent disposition of such shares will be treated as a long-term capital gain or loss. For purposes of calculating the employee’s alternative minimum taxable income, however, the option will be taxed as if it were a non-qualified stock option.

Restricted Shares.   Generally, unless the participant elects, pursuant to Section 83(b) of the Code to recognize income in the taxable year in which restricted shares have been awarded, the participant is required to recognize income for federal income tax purposes in the first taxable year during which the participant’s rights over the restricted shares are transferable or are not subject to a substantial risk of forfeiture, whichever occurs earlier. At such time, we will be entitled (provided applicable withholding requirements are met) to a deduction for Federal income tax purposes except to the extent that such participant’s total compensation for the taxable year exceeds $1.0 million, in which case such deduction may be limited by Section 162(m) of the Code unless any such grant of restricted shares is made pursuant to a performance-based benchmark established by the Compensation Committee.

In 2018, the maximum number of Common Shares issuable under the Plan was limited to 100,000 Common Shares in the aggregate.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s officers and directors, and persons who own more than 10% of a registered class of the Company’s equity securities to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than ten percent (10%) shareholders are required by SEC regulations to furnish the Company with copies of all forms they file pursuant to Section 16(a) of the Exchange Act.

To the best of the Company’s knowledge, based solely on review of the copies of such forms furnished to the Company, or written representations that no other forms were required, the Company believes that all filing requirements applicable to its officers, directors and greater than 10% shareholders pursuant to Section 16(a) of the Exchange Act were complied with during the year ended December 31, 2018.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Prior to February 8, 2017, our business was conducted by SCP. JJV was the managing member of SCP and John L. Villano and Jeffrey C. Villano were the managing members of JJV. Thus, in effect, they were the managers of SCP. They have also been our senior executive officers and directors since our formation in January 2016. Following consummation of the Exchange on February 8, 2017, JJV was no longer entitled to receive any management fees from SCP and John L. Villano and Jeffrey C. Villano became our full-time employees.

Prior to the Exchange, SCP had no employees. Rather, JJV, in its capacity as the manager of SCP, provided management and administrative services to SCP for which it received management fees. In addition, JJV also paid certain expenses on behalf of SCP for which it was entitled to reimbursement. For the years ended December 31, 2018 and 2017, the amounts paid or accrued to JJV in its capacity as the manager of SCP were approximately $0 and $36,000, respectively. On February 9, 2017, SCP paid approximately $900,000 to JJV in full satisfaction of all amounts due and owing to JJV through the date of the Exchange. These amounts do not include loan origination fees that SCP paid to JJV. Origination fees paid to JJV for the years ended December 31, 2018 and 2017 were $0 approximately $53,000 (which was paid prior to the IPO), respectively. Following consummation of the Exchange, JJV was no longer entitled to any management fees or any origination fees.

Prior to March 2019, our principal offices were located at 23 Laurel Street, Branford, Connecticut, a property owned by Union News of New Haven, Inc. Jeffrey C. Villano is the chief executive officer of Union News and owns 20% of its outstanding stock. The other 80% is owned by his and John L. Villano’s mother, Shirley Villano. The rent payable to Union News was $1,500 per month. In March 2019 we relocated our principal offices to 698 Main Street, Branford, Connecticut, a property that we own.

Our loan portfolio includes two loans made to JJV. The principal balance of the loans to JJV at March 31, 2019, December 31, 2018 and December 31, 2017 was approximately $869,627, $879,000 and $970,000, respectively. Interest paid to us by JJV for years ended December 31, 2018 and December 31, 2017 was approximately $148,000 and $134,000, respectively. These loans were made in connection with JJV’s purchase of real property from third parties who, for various reasons, did not meet our loan criteria. We believe that the terms of these loans are no less beneficial to us than they would have been if we made the loans to unrelated third parties and are all properly documented.

We have adopted a policy that prohibits any transaction between us and a related party unless the terms of that transaction are no less favorable to us than if we had entered into the same transaction with an unrelated party and the transaction is approved by our Audit Committee or other independent committee of the Board, in the case where it is inappropriate for our Audit Committee to review such a transaction due to a conflict of interest.

Security Ownership of Certain Beneficial Owners

The following table, together with the accompanying footnotes, sets forth information, as of July 26, 2019, regarding stock ownership of all persons known by us to own beneficially more than 5% of our outstanding Common Shares, Named Executives, all directors, and all directors and officers as a group:

Name of Beneficial Owner (1)	Number of Common Shares Beneficially Owned (2)	Percentage of Class (3)
Executive Officers and Directors
John L. Villano (4)	1,247,396	5.78%
Jeffrey C. Villano (5)	1,753,722	8.13%
Leslie Bernhard	7,628	*
Arthur Goldberg	12,628	*
Brian Prinz	316,424	1.47%
All officers and directors as a group (5 persons)	3,337,798	15.47%

*Less than 1%.

(1)	Unless otherwise provided, the address of each of the individuals above is c/o Sachem Capital Corp., 698 Main Street, Branford, CT 06405.

(2)	A person is deemed to be a beneficial owner of securities that can be acquired by such person within 60 days upon the exercise of options and warrants or conversion of convertible securities. Each beneficial owner’s percentage ownership is determined by assuming that options, warrants and convertible securities that are held by such person (but not held by any other person) and that are exercisable or convertible within 60 days have been exercised or converted. Except as otherwise indicated, and subject to applicable community property and similar laws, each of the persons named has sole voting and investment power with respect to the shares shown as beneficially owned.

(3)	All percentages are determined based on 21,570,447 Common Shares outstanding as of July 26, 2019.

(4)	Includes 6,827 Common Shares owned by his wife, as to which he disclaims beneficial ownership for the purposes of section 13(d) or 13(g) of the Exchange Act.

(5)	Includes 394,718 and 183,532 Common Shares owned by Ultimate Brands Inc. and Union News of New Haven, Inc., respectively, each a corporation of which he is the founder and chief executive officer. Mr. Villano has full voting and dispositive control over these shares. Also includes 3,251 Common Shares owned by his daughter. Mr. Villano disclaims beneficial ownership of the 3,251 Common Shares owned by his daughter for the purposes of section 13(d) or 13(g) of the Exchange Act.

Proposal No. 2

AMENDMENT OF CERTIFICATE OF INCORPORATION

TO INCREASE NUMBER OF AUTHORIZED COMMON SHARES

Our Certificate of Incorporation, as amended, currently authorizes the issuance of 50,000,000 Common Shares and 5,000,000 shares of preferred stock. On July 11, 2019, the Board adopted a resolution, subject to shareholder approval, to amend Article Fourth of our Certificate of Incorporation to increase the number of authorized Common Shares from 50,000,000 to 100,000,000. The Board determined that the amendment is in the best interests of the Company and unanimously recommends approval by shareholders. Approval of the Charter Amendment requires that a majority of the holders of outstanding Common Shares vote in favor of the amendment. If the Charter Amendment is approved by shareholders, we will file a Certificate of Amendment to our Certificate of Incorporation with the Secretary of State of New York reflecting the amendment, which will become effective on the date such Certificate of Amendment is accepted for filing by the Secretary of State. A copy of the proposed form of Certificate of Amendment of the Certificate of Incorporation is attached as Appendix A.

The Board believes that the proposed increase in the number of authorized Common Shares is reasonable, necessary and advisable in order to enable the Company to consummate future transactions, such as: (i) equity financings to raise additional working capital that will allow the Company to expand its mortgage loan portfolio; (ii) to consummate acquisitions, should the Company decide to acquire other real estate finance companies or companies in related businesses; (iii) to pay dividends in order to maintain its qualification as a Real Estate Investment Trust for federal income tax purposes; (iv) for employment benefit plans in order to appropriately incentivize key employees; and (v) for other proper corporate purposes; without further action by our shareholders, except as required by applicable law, regulation or rule. As of July 26, 2019, 21,570,447 Common Shares were outstanding. In addition, as of July 26, 2019, approximately 7,600,000 Common Shares have been reserved for future issuance, including: (i) 5,851,546 reserved for issuance pursuant to a Prospectus Supplement, dated June 28, 2019, for the sale of up to $30,000,000 of Common Shares in an at-the-market offering (in addition to the 648,454 Common Shares that were sold prior to July 26, 2019); (ii) 1,477,116 reserved for issuance, under the Plan (in addition to the 22,884 Common Shares that were issued in 2018); and (iii) 301,093 Common Shares for issuance upon the exercise of warrants issued to the underwriters in our 2017 public offerings. Thus, we have approximately 20,800,000 Common Shares available for future issuance. Our working capital requirements are significant and may require us to raise additional capital through additional equity financings in the future.

Under our Certificate of Incorporation, our shareholders do not have preemptive rights to subscribe to additional securities that may be issued by us. This means that current shareholders do not have a prior right to purchase any new issue of our capital stock in order to maintain their proportionate ownership of Common Shares. In addition, if we issue additional Common Shares or other securities convertible into Common Shares in the future, it could dilute the voting rights of existing shareholders and could also dilute earnings per share and book value per share of existing shareholders. The increase in authorized Common Shares could also discourage or hinder efforts by other parties to obtain control of the Company, thereby having an anti-takeover effect. The increase in authorized Common Shares is not being proposed in response to any known threat to acquire control of the Company.

The Board recommends a vote FOR this proposal and
proxies that are signed and returned will be so voted unless otherwise instructed.

*          *          *          *          *

Proposal No. 3

Advisory approval OF THE APPOINTMENT OF INDEPENDENT AUDITORS

H&L has been our independent auditor since 2015. Their audit report appears in our annual report for the fiscal year ended December 31, 2018. One or more representatives of H&L is expected to be at the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions from our shareholders.

Selection of the independent accountants is not required to be submitted to a vote of our shareholders for advisory approval. In addition, the Sarbanes-Oxley Act of 2002 requires the Audit Committee to be directly responsible for the appointment, compensation and oversight of the audit work of the independent auditors. The Audit Committee expects to appoint H&L to serve as independent auditors to conduct an audit of our accounts for the 2019 fiscal year. However, the Board is submitting this matter to our shareholders as a matter of good corporate practice. If the shareholders fail to vote on an advisory basis in favor of the selection, the Audit Committee will take that into consideration when deciding whether to retain H&L and may retain that firm or another without re-submitting the matter to the shareholders. Even if shareholders vote on an advisory basis in favor of the appointment, the Audit Committee may, in its discretion, direct the appointment of different independent auditors at any time during the year if it determines that such a change would be in our and our shareholders’ best interests.

The Board recommends a vote FOR this proposal

and proxies that are signed and returned will be so voted

unless otherwise instructed.

*          *          *          *          *

Independent Registered Public Accounting Firm Fees and Other Matters

The following table shows the aggregate fees that we paid or accrued for the audit and other services provided by H&L for fiscal years 2018 and 2017:

	2018	2017
Audit fees	$111,800	$230,700
Audit related fees	-	-
Tax fees	-	-
All other fees	-	-
Total fees	$111,800	$230,700

Audit fees

In 2017, the audit fees include fees for professional services rendered for (i) the review of our quarterly financial statements, (ii) in connection with our IPO in February 2017 and our follow-on public offering in November 2017 and (iii) other services that are normally provided in connection with statutory and regulatory filings.

In 2018, the audit fees include fees for professional services rendered for (i) the review of Sachem Capital Corp.’s quarterly financial statements, (ii) in connection with our shelf registration statement (File No. 333-227906) on Form S-3 under the Securities Act of 1933, as amended, which was declared effective by the U.S. Securities and Exchange Commission on November 9, 2018 and (iii) other services that are normally provided in connection with statutory and regulatory filings.

Audit Committee Pre-Approval Policy

The Audit Committee charter provides that the Audit Committee will pre-approve audit services and non-audit services to be provided by our independent auditors before they are engaged to render these services. The Audit Committee may consult with management in the decision-making process but may not delegate this authority to management. The Audit Committee may delegate its authority to pre-approve services to one or more committee members, provided that the designees present the pre-approvals to the full committee at the next committee meeting.

MISCELLANEOUS

Other Matters

Management knows of no matter other than the foregoing to be brought before the Annual Meeting, but if such other matters properly come before the meeting, or any adjournment thereof, the persons named in the accompanying form of proxy will vote such proxy on such matters in accordance with their best judgment.

Reports and Consolidated Financial Statements

The Company’s Annual Report for the year ended December 31, 2018, including our Audited Consolidated Financial Statements for the year then ended, are included with this Proxy Statement. Such Report and Consolidated Financial Statements contained therein are not incorporated herein by reference and are not considered part of this soliciting material.

A copy of the Company's Annual Report on Form 10-K, without exhibits, will be provided without charge to any shareholder submitting a written request. Such request should be addressed to John L. Villano, Chief Financial Officer, Sachem Capital Corp., 698 Main Street, Branford, Connecticut 06405.

Solicitation of Proxies

The entire cost of the solicitation of proxies will be borne by the Company. Proxies may be solicited by directors, officers and regular employees of the Company, without extra compensation, by telephone, telegraph, mail or personal interview. Solicitation is not to be made by specifically engaged employees or paid solicitors. The Company will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses for sending proxies and Proxy Material to the beneficial owners of its Common Shares.

Shareholder Proposals for Next Annual Meeting

Shareholders who intend to have a proposal considered for inclusion in our Proxy Materials for presentation at our next Annual Meeting of Shareholders pursuant to Rule 14a-8 under the Exchange Act must submit the proposal to our Secretary at our offices at 698 Main Street, Branford, Connecticut 06405, in writing not later than May 8, 2020.

Householding of Annual Meeting Materials

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” Proxy Statements and annual reports. This means that only one copy of our Proxy Statement or annual report may have been sent to multiple shareholders in your household. We will promptly deliver a separate copy of either document to you if you call or write us at the following address or phone number: 698 Main Street, Branford, Connecticut 06405, (203) 433-4736. If you want to receive separate copies of the annual report and Proxy Statement in the future or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holders, or you may contact us at the above address and phone number.

The accompanying proxy is solicited by and on behalf of the Board, whose notice of meeting is attached to this Proxy Statement, and the entire cost of such solicitation will be borne by us.

In addition to the use of the mails, proxies may be solicited by personal interview, telephone and telegram by our directors, officers and other employees who will not be specially compensated for these services.

We will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held of record by such brokers, nominees, custodians and other fiduciaries. We will reimburse such persons for their reasonable expenses in connection therewith.

Certain information contained in this Proxy Statement relating to the occupations and security holdings of our directors and officers is based upon information received from the individual directors and officers.

WE WILL FURNISH, WITHOUT CHARGE, A COPY OF OUR ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2018, INCLUDING FINANCIAL STATEMENTS AND SCHEDULES THERETO, BUT NOT INCLUDING EXHIBITS, TO EACH OF OUR SHAREHOLDERS OF RECORD ON THE RECORD DATE AND TO EACH BENEFICIAL SHAREHOLDER ON THAT DATE UPON WRITTEN REQUEST MADE TO OUR SECRETARY. A REASONABLE FEE WILL BE CHARGED FOR COPIES OF REQUESTED EXHIBITS.

PLEASE DATE, SIGN AND RETURN THE PROXY CARD AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED RETURN ENVELOPE. A PROMPT RETURN OF YOUR PROXY CARD WILL BE APPRECIATED AS IT WILL SAVE THE EXPENSE OF FURTHER MAILINGS.

EVERY SHAREHOLDER, WHETHER OR NOT HE OR SHE EXPECTS TO ATTEND THE ANNUAL MEETING IN PERSON, IS URGED TO EXECUTE THE PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED BUSINESS REPLY ENVELOPE.

By order of the Board

John L Villano, CPA
Chairman
Branford, Connecticut
[_____], 2019

APPENDIX A

CERTIFICATE OF AMENDMENT OF THE CERTIFICATE OF INCORPORATION

OF

SACHEM CAPITAL CORP.

(Pursuant to Section 805 of the Business Corporation Law)

___________________

It is hereby certified that:

FIRST: The name of the corporation is SACHEM CAPITAL CORP.

SECOND: The certificate of incorporation of the corporation was filed by the Department of State on January 25, 2016.

THIRD: The amendment of the certificate of incorporation of the corporation effected by this certificate of amendment is as follows:

Paragraph FOURTH of the Certificate of Incorporation relating to the aggregate number of shares which the corporation shall have the authority to issue is hereby amended to read as follows:

FOURTH: The aggregate number of shares which the corporation shall have authority to issue is 105,000,000 of which 100,000,000 shall be common shares, par value $.001 per share (the “Common Shares”) and 5,000,000 shall be preferred shares, par value $.001 per share (the “Preferred Shares”). The Preferred Shares may be issued, from time to time, in one or more series with such designations, preferences and relative participating optional or other special rights and qualifications, limitations or restrictions thereof including but not limited to preemptive rights (notwithstanding anything contained to the contrary in Article TENTH hereof), as shall be stated in the resolutions adopted by the Board of Directors providing for the issuance of such Preferred Shares or series thereof; and the Board of Directors is hereby expressly vested with authority to fix such designations, preferences and relative participating optional or other special rights or qualifications, limitations or restrictions for each series, including, but not by way of limitation, the power to affix the redemption and liquidation preferences, the rate of dividends payable and the time for and the priority of payment thereof and to determine whether such dividends shall be cumulative or not and to provide for and affix the terms of conversion of such Preferred Shares or any series thereof into Common Shares of the corporation and fix the voting power, if any, of Preferred Shares or any series thereof and to provide for preemptive rights (notwithstanding anything contained to the contrary in Article TENTH hereof).

FOURTH: The certificate of amendment was authorized by the vote of the board of directors of the corporation followed by a vote of a majority of all outstanding shares entitled to vote thereon at a meeting of shareholders.

Executed on this ___ day of _______, 2019.

Name:
Title:

APPENDIX B

PRELIMINARY PROXY CARD

Side 1:

SACHEM CAPITAL CORP.

This proxy is solicited on behalf of the Board of Directors for the Annual Meeting of Shareholders

to be held on [______ , ______], 2019

The undersigned hereby constitutes and appoints John L. Villano and Jeffrey C. Villano, with full power of substitution, as proxies of the undersigned to attend the Annual Meeting of Shareholders of Sachem Capital Corp. (the “Company”) to be held on [______ , ______], 2019 at [___ AM/PM] Eastern Daylight Saving Time, at [_______________], and at any adjournment thereof, hereby revoking any proxies heretofore given, to vote all shares of common stock of the Company held or owned by the undersigned as indicated on the proposals as more fully set forth in the Notice and Proxy Statement for the Annual Meeting, and in their discretion upon such other matters as may come before the meeting.

(Continue and to be signed on Reverse Side.)

Side 2:

Annual Meeting of Shareholders of

SACHEM CAPITAL CORP.

[______ , ______], 2019

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS

FOR THE SHAREHOLDER MEETING TO BE HELD ON [______ , ______], 2019

The Proxy Materials for the Annual Meeting, including the Annual Report and the Proxy Statement are also available at http://www.sachemcapitalcorp.com

Please mark, date, sign and mail your

proxy card back as soon as possible!

↓ Please Detach and Mail in the Envelope Provided ↓

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Please mark your

votes as in this

example.        A   ☒

The Board of Directors recommends a vote FOR all the nominees listed

1. ELECTION OF DIRECTORS	NOMINEES:	John L. Villano
Jeffrey C. Villano
Leslie Bernhard
Arthur Goldberg
Brian Prinz

FOR all nominees	☐	WITHHOLD	☐
listed at right (except		AUTHORITY
as marked to the		to vote for all
contrary below)		nominees listed at right

Instruction: To withhold authority to vote for any individual nominee(s), write that nominee(s) name on the line below.

_____________________________

The Board of Directors recommends a vote FOR Proposal 2.

2.     APPROVAL OF AN AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED COMMON SHARES, PAR VALUE $.001 PER SHARE, FROM 50,000,000 TO 100,000,000.

FOR	☐	AGAINST	☐	ABSTAIN	☐

The Board of Directors recommends a vote FOR Proposal 3.

3.     ADVISORY APPROVAL OF THE APPOINTMENT OF HOBERMAN & LESSER, LLP AS THE COMPANY’S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2019.

FOR	☐	AGAINST	☐	ABSTAIN	☐

The shares represented by this Proxy will be voted as directed or if no direction is indicated, will be voted FOR the proposal.

The undersigned hereby acknowledges receipt of the Notice of, and Proxy Statement for, the aforesaid Annual Meeting.

Signature of Shareholder__________________________________ Dated: ____________________, 2019

NOTE: DATE AND SIGN EXACTLY AS NAME APPEARS HEREON. EACH JOINT TENANT MUST SIGN. WHEN SIGNING AS ATTORNEY, EXECUTER, TRUSTEE, ETC., GIVE FULL TITLE. IF SIGNER IS CORPORATION, SIGN IN FULL CORPORATE NAME BY AUTHORIZED OFFICER. IF SIGNER IS A PARTNERSHIP, SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

I WILL	☐	WILL NOT	☐	ATTEND THE MEETING